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[LETTERHEAD]

                                                                August 27, 1999

Battle Mountain Canada Ltd.
Battle Mountain Gold Company
333 Clay Street
42nd Floor
Houston, Texas
U.S.A. 77002

Attention:   Mr. Thomas Bausch,
             Treasurer

Dear Sirs:

             Re:  Battle Mountain Canada Ltd.

             We refer to the Loan Agreement dated September 30, 1997 between Battle Mountain Canada Ltd. (the "Borrower") and Canadian Imperial Bank of Commerce (the "Bank") (as amended by the Limited Waiver and Amending Agreement dated as of April 30, 1999 and by the Second Limited Waiver and Amending Agreement (the "Second Waiver") dated as of July 24, 1999 between the Borrower and the Bank, the "Loan Agreement"). Capitalized terms not defined in this letter have the meanings given in the Loan Agreement.

             This letter confirms that the Bank agrees to extend, to September 30, 1999, the August 31, 1999 date references in Section 2.02 of the Second Amendment.

                                       Yours truly,

                                       CANADIAN IMPERIAL BANK OF COMMERCE

                                       By: /s/ David T. Clee
                                          ------------------------------------
                                          Name: David T. Clee
                                          Title: Managing Director

Confirmed.

                                       BATTLE MOUNTAIN CANADA LTD.

                                       By: /s/ Phillips S. Baker
                                          ------------------------------------
                                          Name: Phillips S. Baker, Jr.
                                          Title: Vice-President